EXHIBIT 10.1

TERMINATION ADDENDUM

EXCESS OF LOSS RETROCESSION AGREEMENT

BY AND BETWEEN

PLATINUM UNDERWRITERS BERMUDA, LTD.

(RETROCEDANT)

and

PLATINUM UNDERWRITERS REINSURANCE, INC.

(RETROCESSIONAIRE)

IT IS HEREBY MUTUALLY AGREED that effective August 5, 2008, the Excess of Loss Retrocession Agreement dated as of January 1, 2008 (the “Agreement”), by and between Platinum Underwriters Bermuda, Ltd., a Bermuda insurance company (the “Retrocedant”), and Platinum Underwriters Reinsurance, Inc., a Maryland domiciled insurance company (the “Retrocessionaire”), is terminated pursuant to this Termination Addendum ( the “Addendum”).

The Retrocessionaire shall return $1,875,000 in premium which amount represents 50% of all premium paid under the Agreement, as consideration for the early termination of its exposure.

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed in duplicate by their respective officers duly authorized so to do, on the date set forth below.

                                                Platinum Underwriters Bermuda, Ltd.

                                                By: /s/ Les Waters
                                                Name: Les Waters
                                                Title: Senior Vice President
                                                Date: September 29, 2008

                                                Platinum Underwriters Reinsurance, Ltd.

                                                By: /s/ Kevin S. Marine
                                                Name: Kevin S. Marine
                                                Title: Chief Operating Officer
                                                Date: September 23, 2008